Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Period Ended August 28, 1998*
 ................................................................................

INCOME:
Interest (net of interest expense of $332,603) .............     $ 7,440,980
Fee income (note 2) ........................................         107,115
                                                              -----------------

  Total investment income ..................................       7,548,095
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         658,977
Administrative fee .........................................         219,659
Custodian and accounting fees ..............................          87,065
Transfer agent fees ........................................          15,229
Registration fees ..........................................          24,260
Reports to shareholders ....................................         111,451
Directors' fees ............................................          12,091
Audit and legal fees .......................................          49,171
Other expenses .............................................           6,581
                                                              -----------------
  Total expenses ...........................................       1,184,484
    Less expenses paid indirectly ..........................          (2,208)
                                                              -----------------

  Total net expenses .......................................       1,182,276
                                                              -----------------

  Net investment income ....................................       6,365,819
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................       1,674,703
Net realized loss on closed futures contracts ..............         (48,307)
                                                              -----------------

  Net realized gain on investments .........................       1,626,396
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (188,797)
                                                              -----------------

  Net gain on investments ..................................       1,437,599
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 7,803,418
                                                              -----------------
                                                              -----------------

*DATE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1998 Annual Report  1  American Government Income Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Period Ended August 28, 1998*
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and fee income ....................................     $ 7,548,095
Net expenses ...............................................      (1,182,276)
                                                              -----------------
  Net investment income ....................................       6,365,819
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................         251,908
  Net amortization of bond discount and premium ............         (65,324)
  Change in accrued fees and expenses ......................        (233,350)
                                                              -----------------
    Total adjustments ......................................         (46,766)
                                                              -----------------

    Net cash provided by operating activities ..............       6,319,053
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      92,709,383
Purchases of investments ...................................     (37,828,798)
Net purchases of short-term securities .....................      (4,022,000)
Net variation margin paid for futures contracts ............         (48,307)
                                                              -----------------

    Net cash provided by investing activities ..............      50,810,278
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............     (14,500,000)
Retirement of fund shares tendered (note 7) ................     (42,232,303)
Distributions paid to shareholders .........................      (7,088,949)
                                                              -----------------

    Net cash used by financing activities ..................     (63,821,252)
                                                              -----------------
Cash overdraft transferred in conjunction with merger (note
  1) .......................................................           7,961
Net decrease in cash .......................................      (6,683,960)
Cash at beginning of period ................................       6,683,960
                                                              -----------------

    Cash at end of period ..................................     $  --
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $   451,466
                                                              -----------------
                                                              -----------------

*DATE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1998 Annual Report  2  American Government Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                PERIOD ENDED         YEAR ENDED
                                                                  8/28/98*            10/31/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 6,365,819         $10,255,321
Net realized gain on investments ...........................       1,626,396             109,884
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (188,797)          3,811,323
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       7,803,418          14,176,528
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (6,912,007)        (10,277,265)
Tax return of capital ......................................        (176,942)                 --
                                                              -----------------   -----------------
  Total distributions ......................................      (7,088,949)        (10,277,265)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from capital share transactions (note
  6) .......................................................    (170,623,179)                 --
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................    (169,908,710)          3,899,263

Net assets at beginning of period ..........................     169,908,710         166,009,447
                                                              -----------------   -----------------

Net assets at end of period ................................     $        --         $169,908,710
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $        --         $   546,188
                                                              -----------------   -----------------
                                                              -----------------   -----------------

*DATE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1998 Annual Report  3  American Government Income Portfolio

               Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Government Income Portfolio, Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund primarily invested in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. The fund entered into dollar roll transactions. In addition, the fund borrowed through the use of reverse repurchase agreements. Fund shares were listed on the New York Stock Exchange under the symbol AAF.

               On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, was acquired by U.S. Bancorp. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of June 30, 1998, U.S. Bancorp was the 14th largest U.S. commercial bank holding company, with assets of nearly $73.8 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of June 30, 1998, U.S. Bank, acting through its First American Asset Management group, managed more than $77.5 billion in assets, including approximately $28.4 billion in assets of the First American Funds.

               As discussed in note 8, all of the fund's assets were acquired by First American Investment Funds, Inc. - Fixed Income Fund effective at the close of business on August 28, 1998. It is anticipated that the fund will be dissolved under Minnesota law as soon as practicable.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations were readily available were valued at current market value. If market quotations or valuations were not readily available, or if such quotations or valuations were believed to be inaccurate, unreliable or not reflective of market value, portfolio securities were valued according to procedures adopted by the fund's board of directors in

---------------------------------------------------------------------

          1998 Annual Report  4  American Government Income Portfolio

--------------------------------------------------------------------------------
               good faith at "fair value", that is, a price that the fund might have reasonably expected to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities was provided by an independent pricing service. Fixed income securities for which prices were not available from an independent pricing service but where an active market exists were valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less were valued at amortized cost, which approximated market value.

               Financial futures were valued at the last settlement price established each day by the board of trade or exchange on which they were traded.

               Securities transactions were accounted for on the date securities were purchased or sold. Realized gains and losses were calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, was recorded on an accrual basis.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund could buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options included the possibility there may have been an illiquid market and that a change in the value of the contract or option may not have correlated with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund deposited either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) were made or received by the fund each day. The variation margin payments were equal to the daily changes in the contract

---------------------------------------------------------------------

          1998 Annual Report  5  American Government Income Portfolio

--------------------------------------------------------------------------------
               value and were recorded as unrealized gains and losses. The fund recognized a realized gain or loss when the contract was closed or expired.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that were purchased by the fund on a when-issued or forward-commitment basis could take place a month or more after the transaction date. During this period, such securities did not earn interest, were subject to market fluctuation and may have increased or decreased in value prior to their delivery. The fund segregated, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may have increased the volatility of the fund's net asset value if the fund made such purchases while remaining substantially fully invested.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund entered into mortgage dollar rolls in which the fund sold securities purchased on a forward commitment basis and simultaneously contracted with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund received negotiated fees. For the period ended August 28, 1998, such fees earned by the fund amounted to $107,115.

                  FEDERAL TAXES
               Prior to the merger, the fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and was not subject to federal income tax. Therefore, no income tax provision was required. The fund also distributed its taxable net investment income and realized gains to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may have differed from

---------------------------------------------------------------------

          1998 Annual Report  6  American Government Income Portfolio

--------------------------------------------------------------------------------
               their ultimate characterization for federal income tax purposes. Distributions that exceeded the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts were distributed may have differed from the year that the income or realized gains or losses were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income were made monthly and realized capital gains, if any, were distributed at least annually. These distributions were recorded as of the close of business on the ex-dividend date. Such distributions were payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares were purchased in the open market unless the market price plus commissions exceeded the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market were insufficient to satisfy the dividend reinvestment requirement, the fund issued new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, transfered uninvested cash balances into a joint trading account, the daily aggregate of which was invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements were held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensured that the daily market value of the collateral was in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

---------------------------------------------------------------------

          1998 Annual Report  7  American Government Income Portfolio

--------------------------------------------------------------------------------

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affected the reported amounts in the financial statements. Actual results could have differed from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund entered into an investment advisory agreement with Piper Capital Management Incorporated (Piper Capital). In addition, Piper Capital provided services under an administration agreement through April 30, 1998. Effective May 1, 1998, the fund entered into an administration agreement with U.S. Bank, an affiliate of the advisor.

               The investment advisory agreement provided the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.30% of the fund's average weekly net assets and 5.25% of the daily gross income (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts, less interest on money borrowed by the fund) accrued by the fund during the month. The monthly investment management fee could not exceed in the aggregate 1/12th of 0.60% of the fund's average weekly net assets during the month (approximately 0.60% on an annual basis). For the period ended August 28, 1998, the effective investment management fee incurred by the fund was 0.60%. For its fee, the advisor provided investment advice and conducted the management and investment activities of the fund.

               The administration agreement provided the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator provided reporting, regulatory and record-keeping services for the fund.

---------------------------------------------------------------------

          1998 Annual Report  8  American Government Income Portfolio

--------------------------------------------------------------------------------

                  OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund was responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the period ended August 28, 1998, aggregated $30,745,529 and $92,709,383, respectively. Including dollar rolls, such purchases and sales aggregated $115,119,865 and $177,083,719, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at August 28, 1998, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. As a result of the acquisition of the fund's net assets by First American Investment Funds, Inc. - Fixed Income Fund, these capital loss carryovers will be available to Fixed Income Fund, subject to certain limitations. It is unlikely the board of Fixed Income Fund will authorize a distribution of any net realized capital gains by such fund until the available capital loss carryovers have been offset or expire. Utilization of these capital loss

---------------------------------------------------------------------

          1998 Annual Report  9  American Government Income Portfolio

--------------------------------------------------------------------------------
               carryovers by Fixed Income Fund in the year ended September 30, 1998 is limited to $541,597. In subsequent years, utilization of these capital loss carryovers is limited to $6,589,431 per year.

                                          CAPITAL LOSS
                                            CARRYOVER     EXPIRATION
                                          -------------   ----------
                                           $ 24,335,799      2002
                                             30,440,824      2003
                                              4,719,224      2004
                                          -------------
                                           $ 59,495,847
                                          -------------
                                          -------------

(6) CAPITAL SHARE
    TRANSACTIONS
 ................................
               Capital share transactions for the fund were as follows:

                                              PERIOD FROM
                                           NOVEMBER 1, 1997        YEAR ENDED
                                          TO AUGUST 28, 1998    OCTOBER 31, 1997
                                          -------------------   -----------------
Shares tendered (6,111,766 and 0 shares,
  respectively) (note 7) ...............      $ 42,232,303             $ --
Merger into First American Fixed Income
  Fund (18,357,911 and 0 shares,
  respectively) (note 8) ...............       128,390,876               --
                                          -------------------        ------
                                              $170,623,179             $ --
                                          -------------------        ------
                                          -------------------        ------

(7) REPURCHASE
    OFFER
 ................................
               The fund's board of directors concluded that an offer to repurchase up to 25% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

               The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The

---------------------------------------------------------------------

          1998 Annual Report  10  American Government Income Portfolio

--------------------------------------------------------------------------------
               percentage of outstanding shares tendered, the number of shares tendered, the repurchase price per share and proceeds paid by the fund were as follows:

                                          PERCENTAGE      SHARES       REPURCHASE       PROCEEDS
                                           TENDERED      TENDERED         PRICE           PAID
                                          ----------   -------------   -----------   --------------
                                              25%          6,111,766      $6.91      $   42,232,303

(8) MERGER
 ................................
               At a special meeting held August 10, 1998, shareholders of American Government Income Portfolio, Inc. approved a plan under which the fund's assets were acquired by Fixed Income Fund, a diversified series of an open-end investment management company, in exchange for Class A shares of Fixed Income Fund. This tax-free reorganization was effective August 28, 1998.

               The following table presents the composition of the net assets of American Government Income Portfolio, Inc. immediately prior to the merger.

Capital stock and additional paid-in
  capital ..............................  $183,126,484
Accumulated net realized loss on
  investments ..........................   (59,571,143)
Unrealized appreciation of
  investments ..........................     4,835,535
                                          ------------
  Total - representing net assets
    applicable to capital stock ........  $128,390,876
                                          ------------
                                          ------------
Shares outstanding .....................    18,357,911
Net asset value ........................  $      6.994

---------------------------------------------------------------------

          1998 Annual Report  11  American Government Income Portfolio

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN GOVERNMENT INCOME PORTFOLIO

                                          Period Ended                    Year Ended October 31,
                                           August 28,    ---------------------------------------------------------
                                            1998(g)        1997        1996        1995        1994        1993
                                          ------------   ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of period ...  $    6.94      $    6.78   $    7.08   $    6.83   $   10.99   $   11.00
                                          ------------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       0.34           0.42        0.42        0.54        0.90        1.90
  Net realized and unrealized gains
    (losses) on investments ............       0.08           0.16        0.04        0.80       (3.50)      (0.04)
                                          ------------   ---------   ---------   ---------   ---------   ---------
    Total from operations ..............       0.42           0.58        0.46        1.34       (2.60)       1.86
                                          ------------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.36)         (0.42)      (0.76)      (1.09)      (1.41)      (1.27)
  From net realized gains ..............         --             --          --          --          --       (0.60)
  In excess of net realized gains ......         --             --          --          --       (0.15)         --
  Tax return of capital ................      (0.01)            --          --          --          --          --
                                          ------------   ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (0.37)         (0.42)      (0.76)      (1.09)      (1.56)      (1.87)
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, date of merger
  (8/28/98)                                   (6.99)            --          --          --          --          --
                                          ------------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .........  $      --      $    6.94   $    6.78   $    7.08   $    6.83   $   10.99
                                          ------------   ---------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------   ---------
Market value, end of period ............  $      --(h)   $    6.56   $    6.00   $    7.00   $    7.25   $   12.00
                                          ------------   ---------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return, net asset value (a) ......       6.26%          8.87%       6.90%      21.40%     (25.93)%     18.66%
Total return, market value (b) .........      12.60%         16.93%      (3.48)%     13.46%     (29.14)%     28.18%
Net assets at end of period (in
  millions) ............................  $      --      $     170   $     166   $     174   $     167   $     261
Ratio of expenses to average weekly net
  assets excluding interest expense
  (c) ..................................       1.08%(f)       0.98%       1.06%       1.41%       1.28%       0.95%
Ratio of expenses to average weekly net
  assets including interest expense
  (c) ..................................       1.38%(f)       1.47%       1.31%       1.41%       2.46%       2.34%
Ratio of net investment income to
  average weekly net assets ............       5.80%(f)       6.19%       6.26%       7.93%      10.84%      17.42%
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................         21%           %63         132%        206%        106%        %79
Amount of borrowings outstanding at end
  of period (in millions)(d) ...........  $      --      $      15   $      15   $      --   $      --   $      97
Per-share amount of borrowings
  outstanding at end of period .........  $      --      $    0.59   $    0.59   $      --   $      --   $    4.06
Per-share amount of net assets,
  excluding borrowings, at end of
  period ...............................  $      --      $    7.53   $    7.37   $      --   $      --   $   15.05
Asset coverage ratio (e) ...............         --           1272%       1245%         --          --         370%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN. FOR PURPOSES OF THE FISCAL 1998 COMPUTATION, THE AUGUST 28, 1998 NET ASSET VALUE IS USED AS THE END OF PERIOD VALUE. SEE NOTE 1 REGARDING THE MERGER ON AUGUST 28, 1998.
(c) INCLUDES 0.06%, 0.38%, AND 0.30% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(f)  ANNUALIZED.
(g) DATE THE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO FINANCIAL STATEMENTS.
(h)  SHARES STOPPED TRADING ON THE NEW YORK STOCK EXCHANGE ON AUGUST 24, 1998.

---------------------------------------------------------------------

          1998 Annual Report  12  American Government Income Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN GOVERNMENT INCOME PORTFOLIO INC.:

We have audited the statements of operations and cash flows of American Government Income Portfolio, Inc. for the period from November 1, 1997 to August 28, 1998 (date of fund merger), the statements of changes in net assets for the period from November 1, 1997 to August 28, 1998 and the year ended October 31, 1997, and the financial highlights presented in note 9 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, for American Government Income Portfolio, Inc., the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

As described in note 1 to the financial statements, American Government Income Portfolio, Inc. merged into Fixed Income Fund (a series of First American Investments Funds, Inc.) effective August 28, 1998.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 9, 1998

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          1998 Annual Report  13  American Government Income Portfolio

               Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS
                  (97.5% TAXABLE AS ORDINARY DIVIDENDS, 2.5% TAX RETURN OF CAPITAL, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
November 24, 1997 ......................  $0.0350
December 22, 1997 ......................   0.0350
January 12, 1998 .......................   0.0350
February 25, 1998 ......................   0.0350
March 25, 1998 .........................   0.0350
April 22, 1998 .........................   0.0350
May 27, 1998 ...........................   0.0350
June 24, 1998 ..........................   0.0350
July 29, 1998 ..........................   0.0350
August 21, 1998 ........................   0.0595
                                          -------
    Total ..............................  $0.3745
                                          -------
                                          -------

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          1998 Annual Report  14  American Government Income Portfolio

               Shareholder Update
--------------------------------------------------------------------------------

               SPECIAL MEETING RESULTS
               A special meeting of the fund's shareholders was held on August 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEMENT between the fund and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

                                          SHARES VOTED
                                          ------------
For ....................................   16,409,213
Against ................................      201,131
Abstain ................................      224,389
                                          ------------
  Total ................................   16,834,733

               2. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of American Government Income Portfolio, Inc. to Fixed Income Fund, an open-end fund of First American Investment Funds, Inc., in exchange for Class A Shares of Fixed Income Fund.

                                          SHARES VOTED
                                          ------------
For ....................................   10,046,269
Against ................................      159,986
Abstain ................................      212,119
Broker Non-Vote ........................    6,416,359
                                          ------------
  Total ................................   16,834,733

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          1998 Annual Report  15  American Government Income Portfolio